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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)—August 7, 2003

Sotheby's Holdings, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	1-9750 (Commission File Number)	38-2478409 (IRS Employer Identification No.)
38500 Woodward Avenue, Suite 100 Bloomfield Hills, Michigan (Address of principal executive offices)		48304 (Zip Code)

        Registrant's telephone number, including area code:    (248) 646-2400

Item 7.    Financial Statements and Exhibits

(c)
Exhibits
99.1	Sotheby's Holdings, Inc. earnings press release for the three and six months ended June 30, 2003

Item 12.    Results of Operations and Financial Condition

        On August 7, 2003, Sotheby's Holdings, Inc. issued a press release discussing its results of operations for the three and six months ended June 30, 2003. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S HOLDINGS, INC.
By:	/s/ MICHAEL L. GILLIS Michael L. Gillis Senior Vice President, Controller and Chief Accounting Officer
Date:	August 7, 2003

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURE